Putnam Investments
One Post Office Square
Boston, MA 02109
February 26, 2018

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

RE:	Putnam VT Absolute Return 500, Putnam VT American Government Income, Putnam VT Multi-Cap
Growth and Putnam VT Multi-Cap Value Funds, series of Putnam Variable Trust (Reg. No. 33-17486)
(811-05346) Post-Effective Amendment No. 59 to Registration Statement on Form N-1A

Ladies and Gentlemen:

We are filing the referenced Amendment pursuant to Rule 485(a) under the Securities Act of 1933 and Rule 8b-16 under the Investment Company Act of 1940 for review and comment by the Staff of the Commission. The Amendment is marked to show changes from the Prospectus and Statement of Additional Information dated April 30, 2017, filed with the Commission on April 27, 2017. We are requesting selective review of only the marked text. The Amendment is expected to become effective on April 30, 2018.

The principal changes reflected in the Amendment are, as applicable, to the Funds’ name, investment goals and principal investment strategies. The Amendment reflects each Funds’ new name, Putnam VT Multi-Asset Absolute Return Fund, Putnam VT Mortgage Securities Fund, Putnam VT Sustainable Leaders Fund and Putnam VT Sustainable Future Fund, respectively.

The VT Multi-Asset Absolute Return Fund’s goal has been changed to seek positive total return. The fund’s principal investment strategies will not change, but the fund will have a higher risk/return profile as a result of increased exposure to equity and equity-related investments.

The VT Mortgage Securities Fund’s goal has been changed to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund’s principal investment strategies have been updated to reflect that the Fund will mainly in mortgages, mortgage-related fixed income securities and related derivatives that are either investment-grade or below-investment-grade in quality. The fund will also have a policy to invest, under normal circumstances, 80% of the fund’s net assets in mortgages, mortgaged related fixed income securities and related derivatives.

The VT Sustainable Leaders Fund’s principal investment strategies have been updated to reflect that the Fund will invest mainly in common stocks of U.S. companies of any size, with a focus on growth stocks of companies that Putnam Management believes exhibit a commitment to sustainable business practices. The fund’s goal has not changed.

The VT Sustainable Future Fund’s goal has changed to seek long-term capital appreciation. The fund’s principal investment strategies have been updated to reflect that the Fund will invest mainly in common stocks of U.S. companies of any size, with a focus on growth stocks of mid-size companies whose products and services we believe provide solutions that directly contribute to sustainable social, environmental and economic development.

The Amendment also includes updated standard Putnam disclosure. Updated financial statement will be filed by amendment.

Any comments or questions on this filing may be directed to the undersigned at 1-800-225-2465, Ext. 10044.

Very truly yours,

/s/ Caitlin E. Robinson
Caitlin E. Robinson
Counsel

cc:	James E. Thomas, Esq.
Ropes & Gray LLP